UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2005

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

As previously reported on Form 8-K filed on October 28, 2005 (the “October Form 8-K”) by Visiphor Corporation (the “Company”), effective August 22, 2005, KPMG LLP (“KPMG”) resigned as the independent registered public accounting firm engaged to audit the financial statements of the Company.

During the Company’s last two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period prior to KPMG’s resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to KPMG’s satisfaction would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG’s report.

Except as set forth in the copy of the letter from KPMG addressed to the Securities and Exchange Commission (the “SEC”) dated as of November 21, 2005 that is filed as Exhibit 16.1 to this Form 8-K/A (the “KPMG Letter”), the audit reports of KPMG for the Company’s fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

The Company provided KPMG with a copy of the disclosures contained in the October Form 8-K on or before October 28, 2005, and the Company requested KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made in the October Form 8-K by the Company.  The KPMG Letter was received by the Company on November 22, 2005.

Item 9.01

Financial Statements and Exhibits.

16.1

Letter from KPMG LLP to the Securities and Exchange Commission dated

November 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: November 22, 2005

By:

/s/ Wayne Smith

Wayne Smith

Chief Operating Office and Vice President,

Finance

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

16.1

Letter from KPMG LLP to the Securities and Exchange Commission dated November 21, 2005

Exhibit 16.1

KPMG LLP
Chartered Accountants
PO Box 10426 777 Dunsmuir Street
Vancouver BC V7Y 1K3
Canada

Telephone (604) 691-3000
Fax (604) 691-3031
Internet www.kpmg.ca

November 21, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Visiphor Corporation and, under the date of March 4, 2005, we reported on the consolidated financial statements of Visiphor Corporation as of and for the years ended December 31, 2004 and 2003. On August 22, 2005, we resigned. We have read Visiphor Corporation's statements included under Item 4.01 of its Form 8-K dated August 22, 2005, and we agree with such statements except as follows:

1. KPMG LLP's report on the consolidated financial statements of Visiphor Corporation as of and for the years ended December 31, 2004 and 2003, did contain a modification as to uncertainty and contained a separate paragraph stating the "the Company has suffered recurring losses from operations, a deficiency in operating cash flow and has a deficiency in working capital, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

2. We are not in a position to agree or disagree with Visiphor Corporation's statement that Grant Thornton was not consulted on any matters prior to retaining such firm as its new independent registered public accounting firm.

Yours very truly,

KPMG LLP

Chartered Accountants

Vancouver, Canada
November 21, 2005

KPMG LLP, a Canadian limited liability partnership is the Canadian member firm of KPMG International, a Swiss cooperative.